Supplement to Prospectus Dated May 1, 2005 for
Pacific Select Exec, Pacific Select Choice, Pacific Select Exec II, Pacific Select Performer 500,
Pacific Select Accumulator and M’s Versatile Product Flexible Premium Variable Life Insurance
Policies, and Pacific Select Estate Preserver, Pacific Select Estate Preserver II, Pacific Select
Estate Preserver III, Pacific Select Estate Preserver IV, Pacific Select Estate Preserver V and
M’s Versatile Product-Survivorship Last Survivor Flexible Premium Variable Life Insurance Policies and Pacific Select Estate Maximizer Modified Single Premium Life Insurance Policy
(each a “policy”) Issued by Pacific Life Insurance Company (“Pacific Life”)

You’ll find an explanation of what terms mean in your policy prospectus or in the prospectuses for the funds underlying the available investment options. You should read the prospectuses carefully. Changes described in this supplement are effective immediately, unless otherwise stated.

Your investment options: Transferring among investment options and market-timing is amended by adding the following as the fifth bullet in the Transfers subsection
Transfers of accumulated value from the loan account into your investment options following a loan payment is excluded from the transfer limitations described in the prospectus.

Effective October 1, 2005, transfers to or from a variable investment option cannot be made before the seventh calendar day following the last transfer to or from the same variable investment option. If the seventh calendar day is not a business day, then a transfer may not occur until the next business day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research variable investment option on Monday, you may not make any transfers to or from that variable investment option before the following Monday. Transfers to or from the Money Market variable investment option are excluded from this limitation.

Withdrawals, surrenders and loans: Taking out a loan is revised
Paying off your loan is revised:

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.
You can make monthly loan payments using our electronic funds transfer plan. Here’s how it works:
• You authorize us to withdraw a specified amount from your checking account each month by completing an electronic funds transfer form. Please contact us or your registered representative for a copy of this form.
• You can choose any day between the 4th and 28th of the month for us to make the withdrawal.
• Loan payments made by the electronic funds transfer plan must be at least $50.

Supplement dated August 15, 2005